                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ___ )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                      BERGER INSTITUTIONAL PRODUCTS TRUST
                (Name of Registrant as Specified In Its Charter)

                  ---------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE  (CHECK THE APPROPRIATE BOX):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ________________
     (2)  Aggregate number of securities to which transaction applies:
          ________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________
     (4)  Proposed maximum aggregate value of transaction:
          _______________________
     (5)  Total fee paid: _____________________________________________________
[ ]  Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid: ____________________________________________
     (2)  Form, Schedule or Registration Statement No.:
          __________________________
     (3)  Filing Party:________________________________________________________
     (4)  Date Filed:________________________________________________________

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

Dear Shareholders of the Berger/BIAM IPT - International Fund:

     A Special Meeting of Shareholders of the Fund has been scheduled for Friday, May 5, 2000. At the meeting, shareholders will be asked to approve a new Investment Advisory Agreement and a new Sub-Advisory Agreement for the Fund. More detail is contained in the accompanying Proxy Statement.

     Recently, Berger LLC (Berger) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) announced their intention to dissolve their joint venture BBOI Worldwide LLC (BBOI). Currently, Berger and BIAM provide investment advisory, sub-advisory and administrative services to the Fund through BBOI. By dissolving BBOI, Berger and BIAM are proposing to provide those services to the Fund directly, instead of through BBOI.

     This will not result in any change in the companies that actually provide services to the Fund or in the services provided to the Fund. However, it will result in a change in the companies that sign the investment advisory and sub-advisory agreements for the Fund and, consequently, you are being asked to approve new agreements. The investment advisory fee borne by the Fund will also be decreased in connection with the new agreements. No change is proposed for any other fees borne by the Fund. In addition, the investment objective, policies and restrictions of the Fund will not change as a result of the new agreements. BIAM will continue to be responsible for day-to-day management of the Fund.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. THE TRUSTEES OF THE FUND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

     Accompanying this letter is a Proxy Statement, which you should consider carefully before voting. Please do not hesitate to call 1-800-[_____] if you have any questions about the proxy solicitation. Thank you for taking the time to consider these important proposals and for your interest in the Fund.

                                   Sincerely,


                                   Jack R. Thompson
                                   President

           IMPORTANT INFORMATION FOR VARIABLE ANNUITY CONTRACT OWNERS
                    AND VARIABLE LIFE INSURANCE POLICY OWNERS


     These materials are for a special shareholders' meeting scheduled for May 5, 2000, at 11:00 a.m., Mountain time, relating to the Berger/BIAM IPT - International Fund, a series of Berger Institutional Products Trust. They discuss the proposals to be voted on at the meeting, and contain a proxy statement and voting instruction card. A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to the Fund.

If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign and return the voting instruction card, the shares will be voted in accordance with the Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other variable annuity contract holders and variable life insurance policyholders.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE VOTING INSTRUCTION CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                      BERGER/BIAM IPT - INTERNATIONAL FUND
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 5, 2000

     A special meeting of the shareholders of the Berger/BIAM IPT - International Fund (the Fund), a series of the Berger Institutional Products Trust, a Delaware business trust (the Trust), will be held at 11:00 a.m. (local time), at the office of the Fund, 210 University Blvd., Suite 900, Denver, Colorado, on May 5, 2000, for the purpose of voting on the following proposals (the Proposals) with respect to the Fund, and to transact such other business as may properly come before the special meeting or any adjournment thereof:

PROPOSAL 1:    To approve a new Investment Advisory Agreement for the Fund with
               Berger LLC, as adviser.

PROPOSAL 2:    To approve a new Sub-Advisory Agreement for the Fund between
               Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.


     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                  By Order of the Trustees,


                                  Sue Vreeland
[____________], 2000              Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE CARD PROMPTLY.

                                                                PRELIMINARY COPY

                       BERGER INSTITUTIONAL PRODUCTS TRUST
                      BERGER/BIAM IPT - INTERNATIONAL FUND
                         210 UNIVERSITY BLVD., SUITE 900
                                DENVER, CO 80206

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON MAY 5, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Berger Institutional Products Trust (the Trust), to be used at the Special Meeting of Shareholders of the outstanding series of the Trust known as the Berger/BIAM IPT - International Fund (the Fund) to be held on May 5, 2000, at 11:00 a.m. (local time), at the office of the Fund, 210 University Blvd., Suite 900, Denver, Colorado, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below.

     Shares of the Fund are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (Variable Contracts) issued by certain life insurance companies (Participating Insurance Companies). As a result, the separate accounts of the Participating Insurance Companies, rather than individual owners of Variable Contracts (Contract Owners), are the shareholders of the Fund entitled to vote on the Proposals at the meeting. However, under current law, a Participating Insurance Company is required to request voting instructions from its Contract Owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Accordingly, Participating Insurance Companies are soliciting voting instructions from the Contract Owners of the Variable Contracts with respect to the matters set forth in this Proxy Statement. In connection with the solicitation of voting instructions, the Participating Insurance Companies will furnish a copy of this Proxy Statement to all Contract Owners.

     Shareholders of the Fund of record at the close of business on March 6, 2000 (the Record Date), are entitled to attend and to vote at the meeting and at any and all adjournments of the meeting. On the Record Date, there were outstanding [_____________] shares of the Berger/BIAM IPT - International Fund. These shares constitute all of the outstanding shares of the Trust entitled to vote at the meeting. Each proposal and each item of other business which may properly come before the meeting will be voted on separately. Each share is entitled to one vote and each fractional share shall be entitled to a fractional vote.

     On the Record Date, separate accounts of Participating Insurance Companies were the only shareholders of the Fund. As noted above, Contract Owners are indirectly invested in the Fund through their Variable Contracts and have the right to instruct their Participating Insurance Companies how to vote shares of the Fund on all matters requiring a vote of shareholders. Contract Owners indirectly invested in the Fund at the close of business on the Record Date will be entitled to notice of the meeting and to instruct their Participating Insurance Companies how to vote the number of shares of the Fund attributable to their Variable Contracts at the meeting.

     Contract Owners may use the voting instruction card included with this Proxy Statement to instruct their Participating Insurance Companies how to vote those shares attributable to their Variable Contracts as of the Record Date. Participating Insurance Companies will vote the shares held in their respective separate accounts at the meeting in accordance with their respective Contract Owners' instructions.

     If the accompanying voting instruction card is properly executed, returned in time to be voted at the meeting and not revoked, the relevant Participating Insurance Company will vote those shares in accordance with the Contract Owner's instructions marked on the card. If the Contract Owners signs and returns the voting instruction card, but does not indicate a choice as to the Proposals presented, the relevant Participating Insurance company will vote the shares in accordance with the Trustees' recommendations. If a Contract Owner does not return a voting instruction card at all, the shares attributable to that Contract Owners will be voted in the same manner and in the same proportion as the shares for which it has received instructions from other Contract Owners.

     An executed and returned voting instruction card may nevertheless be revoked by a Contract Owner at any time before it is voted by sending written notice of the revocation to the Fund or by appearing personally at the meeting and instructing the Participating Insurance Company in person.

     This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed to shareholders of record on or about [________________], 2000. The Participating Insurance Companies will furnish a copy of this Proxy Statement and voting instruction card to each of their Contract Owners to solicit voting instructions.

     The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement, and any additional proxy material, will be borne by the Fund's investment advisor, BBOI Worldwide LLC, or its affiliates, and not by the Fund. The most recently available annual report of the Fund has been mailed to shareholders. IF YOU HAVE NOT RECEIVED THE REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY, WITHOUT CHARGE, PLEASE WRITE TO THE FUND AT 210 UNIVERSITY BLVD., SUITE 900, DENVER, COLORADO 80206, OR CALL 1-800-___________ AND IT WILL BE SENT BY FIRST-CLASS MAIL.

                         THE PROPOSALS TO BE VOTED UPON

     At the meeting, shareholders will be asked to vote their shares to approve a new Investment Advisory Agreement and a new Sub-advisory Agreement (the Agreements) for the Fund, and to transact such other business as may properly come before the meeting or any adjournment thereof.

     THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE FOR THE PROPOSALS, AS MORE FULLY DESCRIBED BELOW.

     Implementation of the proposed Agreements is contingent upon both Proposals being approved. In other words, unless both Proposals are approved, neither of the proposed Agreements will be implemented for the Fund. If the Proposals are approved, it is anticipated that the new Agreements will be implemented as soon as practicable after the meeting.

===============================================================================

                           BACKGROUND TO THE PROPOSALS

===============================================================================

WHY ARE THE NEW AGREEMENTS BEING PROPOSED?

     New Agreements are proposed because Berger LLC (Berger) and Bank of Ireland Asset Management (U.S.) Limited (BIAM) intend to dissolve their joint venture BBOI Worldwide LLC (BBOI). BBOI currently serves as investment adviser to the Fund. By dissolving BBOI, Berger and BIAM desire to begin providing services for the Fund directly, rather than indirectly as they now do through BBOI. New Agreements are being proposed to reflect that new arrangement and to reflect the lower investment advisory fees paid under the Agreements.

WHO IS BBOI?

         BBOI is a joint venture company owned 50/50 by Berger and BIAM. In 1996, Berger and BIAM formed BBOI with the intention of creating and servicing new mutual funds together through BBOI. Currently, BBOI serves as the investment adviser and administrator to the Fund. BBOI delegates its advisory and administrative duties to its joint venture partners -- BIAM, which serves as sub-adviser, and Berger, which serves as sub-administrator. However, Berger and BIAM have recently decided to dissolve BBOI and desire to provide services to the Fund directly. Under the proposed new arrangements, BBOI would not serve the Fund in any capacity.

WHAT NEW ARRANGEMENTS ARE PROPOSED?

     As noted above, Berger and BIAM intend to dissolve BBOI and, subject to shareholder approval at the meeting, to serve the Fund directly, rather than through BBOI. Under the new arrangement, Berger would serve as investment adviser and BIAM as sub-adviser. In addition, the investment advisory fee borne by the Fund will be lowered, as will the sub-advisory fee paid by Berger to BIAM.

     In addition to advisory services, BBOI also currently provides for the Fund administrative services. Under the new arrangement, Berger would be directly responsible to the Fund for providing those services, rather than being responsible for them indirectly through BBOI.

     Under the new arrangements, the Fund would also change its name to Berger IPT - International Fund.

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE?

     A shareholder vote is being requested since the re-alignment of the companies providing advisory services to the Fund will not include BBOI. Instead, new Agreements would be signed by Berger and BIAM, rather than BBOI. The law requires that shareholders be asked to approve the new Investment Advisory and Sub-Advisory Agreements before they are implemented. Shareholder approval is not required or being requested to implement the new administrative services arrangements or name change.

WOULD THIS CHANGE THE AMOUNT OF FEES PAID BY THE FUND?

     Yes, they would be lowered. Currently, the Fund bears an investment advisory fee at the annual rate of 0.90% of average daily net assets. Under the new Investment Advisory Agreement, the Fund would bear an investment advisory fee at the annual rate of 0.85% of the first $500 million of average daily net assets, 0.80% of the next $500 million, and 0.75% of all amounts in excess of $1 billion. There is no change proposed in the nature or level of any services being provided to the Fund.

     Shareholders in the Fund do not pay any sales loads, redemption or exchange fees, but do bear indirectly the Fund's annual fund operating expenses, which vary from year to year. The following table shows the current annual fund operating expenses of the Fund as of the last fiscal year end, December 31, 1999, and the pro forma annual fund operating expenses as if the new Investment Advisory Agreement had been in effect throughout the last fiscal year. The following expenses do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

                      BERGER/BIAM IPT - INTERNATIONAL FUND

-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES                            CURRENT          PRO FORMA AS IF NEW ADVISORY
(DEDUCTED DIRECTLY FROM THE FUND)                                          AGREEMENT HAD BEEN IN EFFECT
-----------------------------------------------------------------------------------------------------------
Management fee                                              0.90%                    0.85%
-----------------------------------------------------------------------------------------------------------
Other expenses                                              1.56%                    1.55%
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                        2.46%                    2.40%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
FEE WAIVER AND REIMBURSEMENT (1)                           (1.26)%                  (1.20)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                1.20%                    1.20%
-----------------------------------------------------------------------------------------------------------

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees

EXAMPLE COSTS

The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. They use the same assumptions that other funds use in their prospectuses:

o    $10,000 initial investment

o    5% total return for each year

o    Fund operating expenses remain the same for each period

o    Redemption after the end of each period

Your actual costs may be higher or lower, so these examples should be used for comparison only. Based on these assumptions your costs at the end of each period would be:


                 BERGER/BIAM IPT - INTERNATIONAL FUND

-----------------------------------------------------------------
         Years                          Current       Pro Forma
-----------------------------------------------------------------
          One                           $    122      $    122
-----------------------------------------------------------------
          Three                         $    381      $    381
-----------------------------------------------------------------
          Five                          $    660      $    660
-----------------------------------------------------------------
          Ten                           $  1,455      $  1,455
-----------------------------------------------------------------

     The following table shows the total dollar amounts of the advisory and administrative services fees paid by the Fund during the fiscal year ended December 31, 1999. All of these amounts were paid to BBOI:

-----------------------------------------------------------------------------------------------------------
FUND                       ADVISORY FEE (1)       ADMINISTRATIVE            WAIVER (2)               TOTAL
                                                  SERVICES FEE(1)
-----------------------------------------------------------------------------------------------------------
Berger/BIAM IPT -         $  49,260              $    409                   $  49,669                $   0
International Fund
-----------------------------------------------------------------------------------------------------------

(1) Reflects fees earned by BBOI before waiver.

(2) Under a written contract, BBOI waives its investment advisory fee and reimburses certain expenses to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses in any fiscal year, including the investment advisory fee and custodian fees, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.20% of the Fund's average daily net assets for that fiscal year. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Berger has agreed to sign a written contract limiting the Fund's expenses at the same level, if the new Agreements are approved and implemented.

     Under the current Sub-Advisory Agreement, BBOI (and not the Fund) is responsible for paying BIAM a sub-advisory fee at the annual rate of 0.45% of average daily net assets. During the fiscal year ended December 31, 1999, BIAM waived a portion of the sub-advisory fees it was entitled to receive under the Sub-Advisory Agreement. This sub-advisory fee waiver was scheduled to terminate effective October 15, 2000. During the fiscal year ended December 31,

1999, BIAM earned $24,630 in sub-advisory fees, of which BBOI paid BIAM $0, after waiver. Under the new Sub-Advisory Agreement, Berger (and not the Fund) will be responsible for paying BIAM a sub-advisory fee at the annual rate of 0.45% of the first $50 million of average daily net assets, 0.40% of the next $50 million, and 0.30% of all amounts in excess of $100 million. If this new sub-advisory fee had been in effect during the fiscal year ended December 31, 1999, the sub-advisory fee earned by BIAM would not have changed from the amount earned during that fiscal year.

WOULD THIS CHANGE THE FUND'S INVESTMENT OBJECTIVE OR POLICIES?

     No. The Fund's investment objectives and investment policies, limitations, restrictions and guidelines are not proposed to change in any respect.

WOULD THIS CHANGE THE FUND'S DAY-TO-DAY INVESTMENT MANAGEMENT?

     No. As stated above, BIAM will continue as sub-adviser providing the day-to-day investment management of the Fund, if shareholders approve the new Agreements.

WOULD THIS CHANGE THE DUTIES OR SERVICES FOR WHICH BERGER AND BIAM ARE EACH RESPONSIBLE?

     Although there will be no change in the nature or level of services provided to the Fund, there is proposed to be a change in the alignment of the companies responsible for providing those services. Currently, BBOI serves both as investment adviser and administrator to the Fund. BBOI delegates its investment advisory responsibilities to BIAM, as sub-adviser, and delegates its administrative duties to Berger, as sub-administrator.

     In contrast, under the new Agreements, Berger will serve directly as investment adviser to the Fund and, in that capacity, will be responsible for managing all their investment operations, including overseeing, evaluating and monitoring any sub-adviser. Berger will also serve directly as the Fund's administrator. BIAM will continue to be responsible for day-to-day investment management of the Fund's portfolio in its capacity as sub-adviser.

     The new arrangements will re-align the Fund's service providers in a way that is more consistent with the other mutual funds in the Berger Funds family and is believed to be more understandable to investors.

WHAT DID THE TRUSTEES CONSIDER AND WHAT IS THEIR RECOMMENDATION?

     At a meeting held on February 15, 2000, the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund or BBOI (the Independent Trustees) as defined in the Investment Company Act of 1940 (1940 Act), approved the new Investment Advisory Agreement with Berger, and the new Sub-Advisory Agreement between Berger and BIAM, contingent on shareholder approval. They also approved the new administrative services arrangements and name change which are not being submitted for shareholder vote.

     In considering whether to approve the Agreements and to recommend approval to shareholders, the Trustees inquired into a number of matters and considered various factors. The materials considered by the Trustees included information regarding Berger and BIAM and their personnel, operations, financial condition and investment philosophy.

     In addition to these and other matters, the Trustees considered:

o Berger's history as adviser of the Berger Funds and BIAM's reputation and track record as sub-adviser of the Fund

o the fact that the current day-to-day investment management is not proposed to change

o the fact that the investment advisory fee is proposed to be decreased, and that the other fees paid or borne by the Fund are not proposed to change

o the fact that under the proposed arrangements, Berger will be directly responsible to the Fund for investment advice provided, even though day-to-day portfolio management will continue to be the responsibility of BIAM

o the fact that Berger and BIAM have committed to use their best efforts to ensure compliance with Section 15(f) of the 1940 Act (see "Section 15(f) of the Investment Company Act of 1940" below), including avoiding any "unfair burden" (as defined in the Act) to the Fund as a result of the dissolution of BBOI.

     The Trustees believed it was especially important that the investment advisory fee is proposed to be decreased and that otherwise, there would no change to the fees paid or borne by the Fund and no change in the day-to-day management of the Fund's portfolio. In addition, the fact that Berger and BIAM would continue to be responsible for the investment advice provided was considered significant to assuring quality and consistency of investment management under the new Agreements. Moreover, the Trustees believed it was important that Berger and BIAM had committed to using best efforts to ensure compliance with Section 15(f).

     The Trustees recognized that this new arrangement re-aligns the companies providing services to the Fund, but believed that the proposed arrangement reflects at least as accurately as the current arrangement the allocation in practice of responsibilities between Berger and BIAM. In addition, the Trustees believed that Berger and BIAM are capable of adequately fulfilling their respective responsibilities in their proposed roles at least as well as in their current roles.

     Finally, the Trustees also believed there may be an advantage in understandability and efficiency to having the adviser and sub-adviser relationships for the Fund more consistent with those applicable to the other Berger Funds, and believed it is important that the entire cost of the shareholders' meeting and the preparation and solicitation of proxies is to be borne by BBOI and not by the Fund or the Trust.

     After examining relevant materials furnished to them, meeting with executive officers of BBOI and discussing the foregoing factors, the Trustees (including the Independent Trustees) determined that the proposed Agreements would be in the best interests of the Fund and its shareholders. Accordingly, subject to shareholder approval of the Fund, the terms of the Agreements were unanimously approved by the Trustees (including the Independent Trustees). The Trustees further directed that the Agreements be submitted to a shareholder vote with the Trustees' unanimous recommendation for approval.

     If the shareholders of the Fund do not approve both of the Proposals, the proposed arrangements and Agreements will not be implemented for the Fund, and the current Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect. In that event, the Trustees would consider what further action, if any, should be taken in the best interests of the Fund and its shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSALS.

==============================================================================

                               THE NEW AGREEMENTS

==============================================================================

WHAT ARE THE KEY PROVISIONS OF THE PROPOSED NEW AGREEMENTS?

     The services provided to the Fund under the new Agreements are, in substance, the same as those provided under the current Investment Advisory Agreement and Sub-Advisory Agreement. However, under the new Agreements, instead of BBOI acting as adviser and delegating all of its duties to BIAM as sub-adviser, Berger will act as adviser and engage BIAM as sub-adviser. Following is a brief description of some of the key provisions of the new Agreements.

     Advisory Services. Under the proposed new Investment Advisory Agreement, Berger will be responsible, as adviser, for the same duties that BBOI is responsible for under the current Investment Advisory Agreement. In general, Berger will be responsible for managing all the investment operations of the Fund.

     As is the case under the current Investment Advisory Agreement, Berger will be permitted under the proposed Investment Advisory Agreement to engage a sub-adviser in furtherance of its duties and responsibilities under the Investment Advisory Agreement, subject to approval of the Trustees. Berger will engage BIAM to be responsible for day-to-day investment management responsibilities under the Sub-Advisory Agreement.

     BIAM's responsibilities under the proposed Sub-Advisory Agreement are in substance the same as they are under the current Sub-Advisory Agreement. BIAM is and will continue to be responsible for day-to-day investment management of the Fund's portfolio.

     Fees. The investment advisory fee borne or paid by the Fund under the new Investment Advisory Agreement will be lower than that currently borne by the Fund. Currently, BBOI is paid an investment advisory fee of 0.90% of the average daily net assets of the Fund. Under the new Investment Advisory Agreement, Berger will be paid an investment advisory fee at the annual rate of 0.85% of the first $500 million of average daily net assets, 0.80% of the next $500 million, and 0.75% of all amounts in excess of $1 billion.

     The sub-advisory fee paid by the adviser to the sub-adviser will also be lowered. Currently, BBOI is obligated to pay BIAM, before waiver, a sub-advisory fee at an annual rate of 0.45% of average daily net assets. Under the new Sub-Advisory Agreement, Berger will pay BIAM a sub-advisory fee at the annual rate of 0.45% of the first $50 million of average daily net assets, 0.40% of the next $50 million, and 0.30% of all amounts in excess of $100 million. The Fund is not currently responsible for paying BIAM's sub-advisory fee, and it will not be responsible for paying BIAM's sub-advisory fee under the new Sub-Advisory Agreement either.

     Liability Limitation. Under the liability limitation provisions of the new Agreements, neither Berger nor BIAM will be liable for losses as the result of any error of judgment or mistake of law in performing its services, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreements and except to the extent otherwise provided by law. This is the same as the liability limitation provision that appears in the current Investment Advisory and Sub-Advisory Agreements. In addition, the new Investment Advisory Agreement with Berger eliminates all indemnity provisions contained in the current Investment Advisory Agreement, consistent with the advisory agreements for the other Berger Funds. Further, the liability limitations and indemnifications in the Sub-Advisory Agreement between Berger and BIAM are proposed to remain the same as those in the current Sub-Advisory Agreement, except that a provision will be added to limit Berger's liability to BIAM in the same manner as BIAM's liability is limited to Berger and the Trust.

     Term. The current Investment Advisory and Sub-Advisory Agreements are dated May 1, 1997, and were last submitted to a vote and approved by the initial shareholder at the inception of the Fund on May 1, 1997. Continuation of the current Agreements was last approved on April 15, 1999.

     If approved by shareholders, the new Agreements will be implemented and remain in effect until April 2002, and will thereafter continue for successive one-year periods if continuation is specifically approved at least annually by the Trustees, or by the vote of a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act and, in either case, by a majority of the Independent Trustees of the Trust by votes cast in person at a meeting called for that purpose.

     Termination. The new Agreements may be terminated at any time, without penalty, by vote of the Trustees or by the vote of "a majority of the outstanding voting securities" on 60 days' written notice. The Sub-Advisory Agreement may also be terminated by Berger or by BIAM: (i) upon a material breach without cure of certain covenants contained in the agreement between Berger and BIAM relating to the dissolution of BBOI; (ii) upon a material breach of the Sub-Advisory Agreement; or (iii) after the expiration of 5 years from the date of the Sub-Advisory Agreement, upon 60 days' advance written notice. The Agreements will terminate automatically in the event of an "assignment" (as defined under the 1940 Act).

     Forms of the proposed new Agreements are attached to this Proxy Statement as Appendix A and Appendix B and should be referred to for details.

===============================================================================

                       OTHER FUND AND ADVISER INFORMATION

===============================================================================

OTHER INFORMATION ABOUT BBOI, BERGER AND BIAM

     BBOI is the current investment adviser and administrator to the Fund. BBOI's principal business address is 210 University Blvd., Suite 900, Denver, CO 80206. The principal executive officers of BBOI are Jack R. Thompson and Denis Curran, who constitute the Board of Managers of BBOI and each serve as co-Chief Executive Officers on its Management Committee. Mr. Thompson is President of Berger. Mr. Curran is President of BIAM. Berger and BIAM each own a 50% membership interest in BBOI.

     Berger is the proposed investment adviser and administrator to the Fund. The principal executive officer of Berger is Jack R. Thompson, President. Berger is a subsidiary of Stilwell Management, Inc., which owns more than 80% of Berger and is its sole member/manager. The principal business address of Berger and Stilwell Management, Inc. is 210 University Blvd., Suite 900, Denver, CO 80206. Berger is an indirect subsidiary of Stilwell Financial Inc., which in turn is a wholly owned subsidiary of Kansas City Southern Industries, Inc. (KCSI). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses.

     BIAM is the current and proposed sub-adviser to the Fund. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830. The principal executive officer of BIAM is William R. Cotter, Chief Executive Officer. In addition to Mr. Cotter, the following individuals serve as directors of BIAM:
Denis Curran, President and Chief Operating Officer; Thomas A. Finlay, Head of Institutional Client Services, Ireland; M. Christopher Reilly, Chief Investment Officer; and Rosemary Mahon, Senior Vice President. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide.

     Berger does not act as adviser or sub-adviser to any other mutual fund with an investment objective similar to that of the Funds. However, BIAM acts as sub-adviser to the following mutual funds having a similar investment objective. Information regarding those funds is provided as of December 31, 1999:



---------------------------------------------------------------------------------------------------------------
FUND                                         SIZE OF FUND                  FEE (AS A PERCENTAGE OF NET ASSETS)
                                             (NET ASSETS)
---------------------------------------------------------------------------------------------------------------
Allmerica Select International Equity        $678,040,000                  0.45% of the first $50 million
Fund                                                                       0.40% of the next $50 million
                                                                           0.30% of amounts over $100 million
---------------------------------------------------------------------------------------------------------------
American Odyssey Funds, Inc.                 $388,754,081                  0.45% of the first $50 million
International Equity                                                       0.40% of the next $50 million
                                                                           0.30% of amounts over $100 million
---------------------------------------------------------------------------------------------------------------
SAFECO International Stock Fund              $39,365,136                   0.60% of the first $50 million
                                                                           0.50% of the next $50 million
                                                                           0.40% of amounts over $100 million
---------------------------------------------------------------------------------------------------------------
RSI Retirement Fund                          $58,127,163                   0.75% of the first $20 million
                                                                           0.50% of the next $30 million
                                                                           0.35% of amounts over $50 million
---------------------------------------------------------------------------------------------------------------

OTHER FUND TRUSTEE AND OFFICER INFORMATION

     Paul R. Knapp serves as an Independent Trustee of the Fund. Mr. Knapp is the Chairman, President, Chief Executive Officer and a director of Catalyst Institute, an international public policy research organization focused primarily on financial markets and institutions. Mr. Knapp also serves as President, Chief Executive Officer and a director of DST Catalyst, Inc., an international financial markets consulting, software and computer services company, which is an 81% owned subsidiary of DST Systems, Inc. (DST). He also serves as a director of West Side Investments, Inc. (investments), which is a wholly-owned subsidiary of DST. DST is a publicly traded information and transaction processing company which acts as the Fund's transfer agent. Approximately 32% of the outstanding shares of DST are owned by Stilwell Management, Inc. DST may be considered an affiliate of Berger due to the ownership interest of Stilwell Management, Inc. in both DST and Berger.

     The following individuals serve as officers or Trustees of the Fund and as officers or directors of BBOI, Berger or BIAM:

---------------------------------------------------------------------------------------------------------------
NAME                   POSITION WITH FUNDS                  POSITION WITH ADVISER OR SUB-ADVISER
---------------------------------------------------------------------------------------------------------------
Jack R. Thompson       President and Trustee                President and Chief Executive Officer of Berger;
                                                              co-Chief Executive Officer on BBOI's Management
                                                              Committee; member of Board of Managers of BBOI
---------------------------------------------------------------------------------------------------------------
Janice M. Teague       Vice President and Assistant         Vice President - Administration and Secretary of
                       Secretary                            Berger
---------------------------------------------------------------------------------------------------------------
Anthony R. Bosch       Vice President                       Vice President - Legal of Berger
---------------------------------------------------------------------------------------------------------------
David J. Schultz       Vice President and Treasurer         Vice President - Finance, Treasurer and Chief
                                                            Financial Officer of Berger
---------------------------------------------------------------------------------------------------------------
Brian Ferrie           Vice President                       Vice President - Chief Compliance Officer of Berger
---------------------------------------------------------------------------------------------------------------
John Paganelli         Assistant Treasurer                  Vice President - Accounting of Berger
---------------------------------------------------------------------------------------------------------------
Sue Vreeland           Secretary                            Assistant Secretary of Berger
---------------------------------------------------------------------------------------------------------------

     In September 1999, Mr. Thompson received an interest in Berger as part of his compensation as an executive officer of Berger.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT OF 1940

     As part of the dissolution of BBOI, Berger and BIAM will receive agreed upon distributions from BBOI, and Berger and BBOI will forego receipt of certain amounts from BIAM that BIAM would otherwise owe as a joint venturer in BBOI. As a result, Section 15(f) of the 1940 Act may be considered to apply to the dissolution. That section generally provides that Berger, BIAM or BBOI may receive benefits in connection with the sale of an interest in BBOI resulting in an "assignment" (transfer) of the current Investment Advisory Agreement or Sub-Advisory Agreement if:

o for three years following the transaction, at least 75% of the Trustees of the Fund are Independent Trustees, and

o no "unfair burden" (as defined in the 1940 Act) is imposed on the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable to the transaction.

     Currently, more than 75% of the Trustees of the Trust are Independent Trustees. In addition, for a period of three years following the dissolution of BBOI, Berger has agreed to use its best efforts to assure that at least 75% of the Trustees of the Fund are Independent Trustees. Further, Berger and BIAM represented to the Trust that they have no express or implied understanding, arrangement or intention to impose an "unfair burden" on the Fund and have agreed to use their respective best efforts to assure compliance with Section 15(f).

==============================================================================

                         MEETING AND VOTING INFORMATION

==============================================================================

TWO-TIER FUND STRUCTURE; INDIRECT VOTE

     Shares of the Fund are not offered directly to the public, but are sold only in connection with Variable Contracts issued by Participating Insurance Companies. As a result, the separate accounts of the Participating Insurance Companies, rather than individual Contract Owners, are the shareholders of the Fund entitled to vote on the Proposals.

     However, each Participating Insurance Company will vote such shares in the manner that is required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from Contract Owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. If you complete and sign the voting instruction card, the shares attributable to your Variable Contract will be voted exactly as you instruct. If you simply sign and return the voting instruction card, the shares will be voted in accordance with the Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other Contract Owners of your Participating Insurance Company.

VOTE NEEDED TO ADOPT PROPOSALS

     Approval of each Proposal for the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, within the meaning of the 1940 Act. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean (a) 67% or more of the outstanding shares present at a meeting of shareholders of the Fund, where the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

SOLICITATION OF PROXIES

     Solicitation of proxies or voting instructions from Contract Owners will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Trust, BBOI or their affiliates or representatives. The cost of preparing and mailing the Notice of Special Meeting of Shareholders, the proxy, this Proxy Statement and any additional proxy material will be borne by BBOI or its affiliates and not by the Fund or the Trust.

     A proxy solicitation firm may be engaged to solicit proxies or voting instructions from Contract Owners. The expenses associated with engaging a proxy solicitation firm cannot be reasonably estimated at this time. If such expenses are incurred, they will be borne by BBOI or its affiliates. Participating Insurance Companies may be reimbursed by BBOI or its affiliates for the reasonable expenses in forwarding proxy materials to their Contract Owners.

     If a Contract Owner wishes to participate in the meeting and any adjournments of the meeting, the Contract Owner may submit the voting instruction card included with this Proxy Statement or attend the meeting in person. An executed and returned voting instruction card may nevertheless be revoked by a Contract Owner at any time before it is voted at the meeting by sending written notice of the revocation to the Trust or by appearing personally and giving instructions at the meeting.

QUORUM AND VOTING

     Under the Trust Instrument of the Trust, the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the meeting. If a quorum is not present (in person or by proxy) at the time any session of the meeting is called to order, the persons named as proxies on the proxy card may vote those proxies which have been received to adjourn the meeting to a later date.

     As of the Record Date, the sole shareholders of the Fund were Participating Insurance Companies. Since Participating Insurance Companies are the legal owners of all outstanding shares, attendance by the Participating Insurance Companies at the meeting will constitute a quorum under the Trust's Trust Instrument.

     Whether or not a quorum is present, if sufficient votes in favor of the Proposals or any other proposal presented at the meeting have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to a proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. A vote may be taken on one or more proposals presented at the meeting prior to any such adjournment if sufficient votes for its approval have been received.

     In tallying shareholder votes, abstentions will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. As mentioned above, each of the Proposals must be approved by the Fund by (a) a percentage of voting securities present at the meeting, or (b) a majority of the shares issued and outstanding. Abstentions will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against a Proposal.

     If any other proposal is presented at the meeting that must be approved by a percentage of "shares voted" on the proposal, abstentions and broker non-votes will not be counted as "shares voted" and therefore will have no effect on the result of the vote.

     If the accompanying form of voting instruction card is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Contract Owner. In the event that the Contract Owner signs and returns the card, but does not indicate a choice as to a Proposal on the card, the shares covered thereby will be voted in accordance with the Trustees' recommendation, which is to vote in favor of the Proposals set forth in the Notice of Special Meeting of Shareholders, and will be voted in the discretion of the Participating Insurance Company with regard to any other proposal presented at the meeting. In turn, shares represented by proxies signed by the Participating Insurance Companies will be voted similarly at the meeting by the persons named as proxies therein.

PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of the Record Date, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Fund. [Berger to verify after Record Date.] The following shareholders were known to the Trust to own beneficially or of record 5% or more of the total outstanding shares of the Fund, as of the Record Date [Berger to fill in after Record Date]:

--------------------------------------------------------------------------------------------------------------------
BERGER/BIAM IPT - INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER                                                                          PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
Conseco Variable Insurance Company                                                     [___]%
11825 N. Pennsylvania St.                                                         (owned of record)
Carmel, IN  46032
--------------------------------------------------------------------------------------------------------------------
Canada Life Insurance Company of America                                               [____]%
330 University Avenue SP12                                                        (owned of record)
Toronto, Ontario, Canada M5G1R8
--------------------------------------------------------------------------------------------------------------------
BMA Variable Annuity                                                                   [____]%
BMA Tower                                                                         (owned of record)
P.O. Box 419458
Kansas City, MO 64141-6458
--------------------------------------------------------------------------------------------------------------------

     Any shareholder with ownership of 25% or more of the Fund's outstanding securities may be deemed to control it. However, the Participating Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from owners of the contracts issued by them. To this extent, the Participating Insurance Companies will not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Fund shares.

     As of the Record Date, no Contract Owners were known to the Trust to be the indirect beneficial owners of more than 5% of the shares of the Fund [Berger to verify after Record Date], except that the shares owned of record by Conseco Variable Insurance Company include shares attributable to a Variable Contract owned by Berger, which constitute approximately 42% of the outstanding shares of the Fund. Berger acquired its contract in order to provide the initial capital to establish the Fund. Because the shares attributable to Berger's contract exceed 25% of the outstanding shares of the Fund, Berger may be deemed to control the Fund. However, Berger has advised the Trust that it intends to instruct Conseco to vote the shares attributable to its Variable Contract in the same proportion as shares for which instructions have been received from other Contract Owners. To that extent, Berger will not exercise control over the vote on the Proposals by virtue of its Variable Contract ownership.

OTHER BUSINESS

     While the meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management of the Fund intends to present or knows that others will present are the Proposals mentioned in the Notice of Special Meeting of Shareholders. If any other matters lawfully come before the meeting, and in all procedural matters at the meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

PROPOSALS OF SHAREHOLDERS

     The Fund need not hold annual shareholder meetings, except as required by the 1940 Act, applicable state law or the Trust Instrument. Therefore, it is not presently anticipated that the Fund will hold regular meetings of shareholders in subsequent years. Accordingly, no anticipated date of the next meeting can be provided nor a deadline established for the submittal of future proposals from shareholders.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE VOTING INSTRUCTION CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                                       BY ORDER OF THE TRUSTEES
                                       OF THE TRUST,



                                       Sue Vreeland
                                       Secretary
[_____________], 2000

                                                                      APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT
                (BERGER LLC/BERGER INSTITUTIONAL PRODUCTS TRUST)
                               WITH RESPECT TO THE
                         BERGER IPT - INTERNATIONAL FUND

         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this ____ day of ____________________, 2000, between BERGER LLC, a Nevada limited liability company ("Berger"), and BERGER INSTITUTIONAL PRODUCTS TRUST, a Delaware business trust (the "Trust"), with respect to BERGER IPT - INTERNATIONAL FUND (the "Fund"), a series of the Trust.

                                    RECITALS

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares in the Trust, each with its own separate investment portfolio, and has created the Fund as one such series.

         C. Berger is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust and Berger deem it mutually advantageous that Berger should be appointed to assume responsibility for the day-to-day management of the Fund and of the securities in the Fund in accordance with the terms and conditions of this Agreement.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Berger as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Berger hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Berger shall have the following duties and responsibilities:

         (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended from time to time, applicable to the Fund as a regulated investment company or as required to maintain compliance with any diversification provisions applicable to insurance company separate accounts or qualified plans investing in the Fund;

         (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Berger, and the investment considerations which have given rise to those decisions;

         (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions, or, in the event a sub-adviser is engaged pursuant to the authority granted in this Agreement, to supervise the purchase and sale of securities for investments of the Fund and for other related transactions as directed by any such sub-adviser; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested; on behalf of the Fund, to exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as to the manner in which such rights should be exercised;

         (d) To maintain all books and records required to be maintained by Berger pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and to furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Berger agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

         (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Berger.

         3. Further Obligations. In all matters relating to the performance of this Agreement, Berger shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Berger with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Berger shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees in connection with their approval of this Agreement.

         4. Sub-Advisers. Berger may engage one or more sub-advisers in furtherance of Berger's duties and responsibilities under this Agreement, subject to the approval of the Trustees of the Trust and, if required by law, the shareholders of the Fund, pursuant in each case to a written agreement with a party that, if applicable, meets the requirements of Section 15 of the 1940 Act and the rules thereunder applicable to contracts for service as an investment adviser of a registered investment company, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. The engagement of one or more sub-advisers pursuant to this provision shall not diminish or relieve in any way the liability of Berger for any of its duties and responsibilities under this Agreement. Berger shall appropriately oversee, monitor and evaluate the activities of any sub-adviser engaged hereunder.

         5. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

         (a) To keep Berger continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

         (b) To furnish Berger with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

         (c) To furnish Berger with any further materials or information which Berger may reasonably request to enable it to perform its function under this Agreement; and

         (d) To compensate Berger for its services in accordance with the provisions of Section 6 hereof.

         6. Compensation. The Trust shall pay to Berger for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.85% of the first $500 million of average daily net assets of the Fund, 0.80% of the next $500 million of average daily net assets of the Fund, and 0.75% of any part of the average daily net assets of the Fund in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

         7. Expenses.

         (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Berger hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of Berger; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Berger or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that Berger shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to Berger compensation for, or reimburse Berger for its expenses incurred in connection with, such services as Berger and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

         (b) Expenses Paid by Berger. Berger shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Berger shall incur and pay the following expenses relating to the Fund's operations:

                  (i) Reasonable compensation, fees and related expenses of the Trust's officers and Trustees, except for such Trustees who are not interested persons of Berger;

                  (ii) Rental of offices of the Trust; and

                  (iii) Fees of any sub-adviser engaged by Berger pursuant to the authority granted in Section 4 hereof.

         8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, Berger is authorized and directed to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Berger may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Berger determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger. Berger is also authorized to consider sales of variable insurance contracts that permit allocation of contract values to the Fund as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, Berger shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Berger or an affiliate is registered as a broker-dealer, Berger may select a broker with which it or any of its affiliates or the Fund is affiliated. Berger or such affiliated broker may effect or execute Fund securities transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Berger in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Berger shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Berger. Whenever Berger simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Berger, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Berger to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

         9. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days' advance written notice of termination be given to Berger at its principal place of business. This Agreement may be terminated by Berger at any time, without penalty, by giving sixty (60) days' advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Trust Instrument, the Trust shall cease to use the name "Berger" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if Berger does not continue to provide investment advice to the Fund after such termination.

         10. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

         11. Term. This Agreement shall continue in effect until April 30, 2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund.

         12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or Berger and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         13. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust and between the Fund and other investment companies managed by Berger or its affiliates.

         14. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a business trust organized under the Delaware Business Trust Act pursuant to a Certificate of Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         15. Limitation of Liability of Berger. Berger shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Berger" shall include any affiliate of Berger performing services for the Trust contemplated hereunder and managers, officers and employees of Berger and such affiliates.

         16. Activities of Berger. The services of Berger to the Trust hereunder are not to be deemed to be exclusive, and Berger and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of Berger to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Berger as managers, officers and shareholders of Berger, that managers, officers, employees and shareholders of Berger are or may become similarly interested in the Trust, and that Berger may become interested in the Trust as a shareholder or otherwise.

         17. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         19. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                BERGER LLC



                                By:
                                   ----------------------------------------
                                   Jack R. Thompson
                                   President

                                BERGER INSTITUTIONAL PRODUCTS TRUST, with respect to the series known as the Berger IPT - International Fund



                                By:
                                   ----------------------------------------
                                   Jack R. Thompson
                                   President

                                                                      APPENDIX B

                             SUB-ADVISORY AGREEMENT
                           (BERGER LLC/BANK OF IRELAND
                         ASSET MANAGEMENT (U.S.) LIMITED
                               WITH RESPECT TO THE
                         BERGER IPT - INTERNATIONAL FUND

         Agreement made as of this __ day of ____________, 2000, between Berger LLC ("Berger"), a Nevada limited liability company, and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), a limited company incorporated in Ireland.

         WHEREAS, Berger has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Berger Institutional Products Trust (the "Trust"), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Berger IPT - International Fund (the "Fund"), a separate series of the Trust;

         WHEREAS, BIAM is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, Berger, with the approval of the Trust, desires to delegate to BIAM its duties and responsibilities for providing investment advisory services to the Fund, and BIAM is willing to accept such delegation and to render such investment advisory services.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties agree as follows:

         1. Duties of BIAM. Berger hereby engages the services of BIAM as sub-adviser for the Fund in furtherance of the Advisory Agreement. BIAM agrees to perform the following duties, subject to the oversight of Berger and to the overall control of the officers and the Trustees of the Trust:

                  (a) BIAM shall manage the investment operations of the Fund and the composition of its investment portfolio, and determine without prior consultation with Berger or the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), the Trust's bylaws ("Bylaws") and the Trust's registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

                  (b) BIAM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Berger may reasonably require, in order to keep Berger, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of BIAM, and the investment considerations which have given rise to those decisions;

                  (c) BIAM shall maintain all books and records required to be maintained by BIAM pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Berger with such periodic and special reports as the Trustees or Berger reasonably may request. BIAM hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

                  (d) BIAM shall place orders for the purchase and sale of securities for investments of the Fund and for other related transactions; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given;

                  (e) BIAM will provide Berger and the Trust with the current reports that show holdings, current prices, income details and month-end valuations, and shall communicate with the custodian and Berger on valuation issues concerning the Fund's securities;

                  (f) BIAM shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may be reasonably requested as to the manner in which such rights should be exercised;

                  (g) At such times as shall be reasonably requested by the Trustees or Berger, BIAM shall provide the Trustees and Berger with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Berger any economic, statistical and investment services normally available to similar investment company clients of BIAM; and

                  (h) BIAM will provide to Berger for regulatory filings and other appropriate uses pertaining to the activities of BIAM relating to the Fund or the Trust materially accurate and complete information relating to BIAM as may reasonably be requested by Berger from time to time.

         2. Further Obligations. In all matters relating to the performance of this Agreement, BIAM shall act in conformity with the Trust Instrument, Bylaws and currently effective registration statement under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, written instructions and directions of the Trustees based on resolutions duly adopted by the Trustees, and written instructions and directions of Berger, officers of the Trust, as may be communicated to it by Berger and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Berger agrees to provide to BIAM copies of the Trust Instrument, Bylaws, Registration Statement, written policies, procedures, and guidelines, written instructions of the Trustees based on resolutions duly adopted by the Trustees, and written instructions from Berger, officers of the Trust, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become adopted. BIAM shall not be required to follow any amendments or supplements to any such policies, procedures, guidelines or written instructions until BIAM has received such amendment or supplement in writing. BIAM may perform its services through any qualified employee, officer or agent of BIAM, and Berger and the Trust shall not be entitled to the efforts, advice, recommendations or judgment of any specific person.

         3. Obligations of Berger. Berger shall have the following obligations under this Agreement:

                  (a) To keep BIAM continuously and fully informed (or cause the custodian of the Fund's assets to keep BIAM so informed) as to the composition of the investment portfolio of the Fund, cash requirements and cash available for investment in the Fund and the nature of all of the Fund's assets and liabilities;

                  (b) To furnish BIAM with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's investors or to any governmental body or securities exchange;

                  (c) To furnish BIAM with any further materials or information which BIAM may reasonably request to enable it to perform its function under this Agreement;

                  (d) To compensate BIAM for its services in accordance with the provisions of Section 4 hereof.

         4. Compensation. Berger shall pay to BIAM for its services under this Agreement a fee, payable in United States dollars, in accordance with the
Schedule in Exhibit A hereto. This fee shall be computed and accrued daily and payable monthly on the last day of each month during which or part of which this Agreement is in effect. BIAM reserves the right to waive or reimburse all or any portion of its fees hereunder.

         5. Expenses and Excluded Expenses. BIAM shall pay all its own costs and expenses incurred in rendering the services required under this Agreement.

         6. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from Berger or the Trust to the contrary, BIAM shall place all orders for the purchase and sale of securities for the Fund with brokers and dealers selected by BIAM in the exercise of its fiduciary duty to obtain best execution. BIAM is authorized and directed to place portfolio transactions for the Fund only with brokers and dealers who BIAM believes will render satisfactory service in the execution of orders at the best overall terms available; provided, however, that BIAM may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if BIAM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of BIAM. BIAM is also authorized, consistent with the requirements of NASD Conduct Rule 2830(k), to consider sales of variable insurance contracts that permit allocation of contract values to the Fund as a factor in selecting broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, BIAM shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that BIAM or an affiliate is registered as a broker-dealer, BIAM may select a broker with which it or any of its affiliates or the Fund is affiliated. BIAM or such affiliated broker may effect or execute Fund securities transactions on an agency basis, whether on a securities exchange or in the over-the-counter market, and receive compensation from the Fund therefor.

         Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and Berger or the Trustees may establish policies or guidelines to be followed by BIAM in placing portfolio transactions for the Fund pursuant to the foregoing provisions. BIAM shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of the Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of BIAM. Whenever BIAM simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of BIAM, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by BIAM to be fair and equitable to each client. Berger and the Trust recognize that, in some cases, this procedure may adversely affect the results obtained for the Fund.

         7. Representations of BIAM. BIAM hereby represents, warrants and covenants to Berger as follows:

                  (a) BIAM: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met in all material respects, and will continue to meet in all material respects for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Berger of the occurrence of any event that would disqualify BIAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against BIAM that could have a material adverse effect upon BIAM's ability to fulfill its obligations under this Agreement.

                  (b) BIAM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Berger with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of BIAM shall certify to Berger that BIAM has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of BIAM's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Berger, BIAM shall permit Berger, its employees or its agents to examine the reports required to be made to BIAM by Rule 17j-1.

                  (c) BIAM has provided Berger with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger.

                  (d) BIAM will notify Berger of any change in the identity or control of its shareholders owning a 10% or greater interest in BIAM, or any change that would constitute a change in control of BIAM under the 1940 Act, prior to any such change if BIAM is aware, or should be aware, of any such change, but in either event as soon as any such change becomes known to BIAM, so long as such prior notification would not violate applicable law. In such event, BIAM shall notify Berger upon the occurrence of such change of control.

         8. Representations of Berger. Berger hereby represents, warrants and covenants to BIAM as follows:

                  (a) Berger: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met in all material respects, and will continue to meet in all material respects for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify BIAM of the occurrence of any event that would disqualify Berger from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Berger that could have a material adverse effect upon Berger' ability to fulfill its obligations under this Agreement.

                  (b) Berger has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide BIAM with a copy of such code of ethics, together with evidence of its adoption.

                  (c) Berger has provided BIAM with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to BIAM.

                  (d) Berger will notify BIAM of any change in the identity or control of its shareholders owning a 10% or greater interest in Berger, or any change that would constitute a change in control of Berger under the 1940 Act, prior to any such change if Berger is aware, or should be aware, of any such change, but in either event as soon as any such change becomes known to Berger, so long as such prior notification would not violate applicable law. In such event, Berger shall notify BIAM upon the occurrence of such change of control.

         9. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until the date before the second anniversary of this Agreement, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of the Trust or Berger, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund.

         10. Termination. This Agreement may be terminated: (i) at any time, without penalty, by the Trustees, or by the holders of interests in the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to BIAM at its principal place of business; (ii) at any time, without penalty, by the Trust if BIAM becomes unable to discharge its duties and obligations under this Agreement; (iii) by BIAM or Berger upon a material breach by the other party hereto of any of the covenants in Section 8 of that certain Amendment to Operating Agreement, Liquidation and Dissolution Agreement dated January 19, 2000 by and between BBOI Worldwide LLC, Berger and BIAM, if such breach shall not have been cured within a 30 day period after notice of such breach; (iv) by BIAM or Berger upon a material breach by the other party hereto of any of the terms of this Agreement, if such breach shall not have been cured within a 30 day period after notice of such breach; or (v) by BIAM or Berger at any time after the expiration of five (5) years from the date of this Agreement, without penalty, by giving 60 days' advance written notice of termination to the other party hereto and to the Trust.

         11. Assignment and Amendments. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be amended by the parties only in a written instrument signed by all parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, Berger or its affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities in the Fund. Notwithstanding the foregoing, the Registration Statement and the written policies, procedures and guidelines, and written instructions form the Trustees based on resolutions duly adopted by the Trustees referred to in Section 2 hereof may be amended by the Trust or the Trustees from time to time; provided, however, that BIAM shall not be obligated to follow any such amendment until BIAM has received such amendment in writing from the Trust, the Trustees or from Berger.

         12. Limitation of Liability of BIAM. BIAM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. BIAM shall be entitled to rely upon any written instructions from the Trustees of the Trust based on resolutions duly adopted by the Trustees, and shall incur no liability to Berger, the Trust or the Fund, or any officers thereof, in acting upon such written instructions. In addition, BIAM shall be entitled to rely upon any written instructions from Berger, or officers of the Trust, and shall incur no liability to Berger in acting upon such written instructions. As used in this section, "BIAM" shall include any affiliate of BIAM performing services for the Fund contemplated hereunder and managers, directors, officers and employees of BIAM and such affiliates.

         13. Limitation of Liability of Berger. Berger shall not be liable to BIAM for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. Berger shall be entitled to rely upon any written instructions from the Trustees of the Trust based on resolutions duly adopted by the Trustees, and shall incur no liability to BIAM, or any officers thereof, in acting upon such written instructions. In addition, Berger shall be entitled to rely upon any written instructions from BIAM, or officers of the Trust, and shall incur no liability to BIAM in acting upon such written instructions. As used in this section, "Berger" shall include any affiliate of Berger performing services for the Fund contemplated hereunder and managers, directors, officers and employees of Berger and such affiliates.

         14. Indemnification. Berger hereby indemnifies and holds harmless BIAM and its officers, directors, shareholders, employees and agents, and any controlling person thereof, from all losses, charges, claims and liabilities, and all costs and expenses, including without limitation reasonable attorneys' fees and disbursements, arising from any action which BIAM takes or omits to take pursuant to written instructions from Berger, or from officers or Trustees of the Trust, provided that no person shall be indemnified hereunder against any liability to the Trust or its shareholders (or any expenses incident to such liability) arising out of such person's own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their duties or obligations under this Agreement.

         BIAM hereby indemnifies and holds harmless Berger and the Trust, and each of their Trustees, officers, managers, shareholders, members, employees and agents, and any controlling person thereof, from all losses, charges, claims and liabilities, and all costs and expenses, including without limitation reasonable attorneys' fees and disbursements, arising out of BIAM's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties or obligations under this Agreement, provided that no person shall be indemnified hereunder against any liability to the Trust or its shareholders (or any expenses incident to such liability) arising out of such person's own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their duties or obligations under this Agreement.

         15. Activities of BIAM. The investment advisory services provided by BIAM hereunder are not exclusive, and BIAM is free to render similar services to others so long as its services under this Agreement are not materially adversely affected or otherwise materially impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of BIAM to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar nature or a dissimilar nature.

         16. Independent Contractor. BIAM shall for all purposes hereunder be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent Berger, the Fund or the Trust in any way, nor otherwise be deemed an agent of, partner or joint venturer with, Berger, the Fund or the Trust.

         17. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto.

         18. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid:

         (a)      To Berger at:

                  Berger LLC
                  210 University Boulevard
                  Suite 900
                  Denver, Colorado  80206
                  Attention:  Anthony R. Bosch, Esq.
                  Phone: (303) 336-4568
                  Fax:   (303) 329-8719
                  with a copy to:

                  Sonnenschein Nath & Rosenthal
                  4520 Main Street
                  Kansas City, MO 64111
                  Attention:  Kevin J. Murphy, Esq.
                  Phone: (816) 932-4400
                  Fax:   (816) 531-7545

         (b)      To BIAM at:

                  Bank of Ireland Asset Management
                    (U.S.) Limited
                  26 Fitzwilliam Place
                  Dublin 2, Ireland
                  Attention:  William R. Cotter
                  Phone: 011 353 1 661 6433
                  Fax:   011 353 1 678 5342

                  with a copy to:

                  Bank of Ireland Asset Management
                    (U.S.) Limited
                  Two Greenwich Plaza
                  Greenwich, Connecticut  06830
                  Attention:  Denis Curran
                  Phone: (203) 869-0111
                  Fax:   (203) 869-0268

                  and

                  Morgan Lewis & Bockius LLP
                  1800 M. Street, N.W.
                  Washington, D.C.  20036
                  Attention:  Stephanie M. Monaco, Esq.
                  Phone: (202) 467-7000
                  Fax:   (202) 467-7176

         (c)      To the Trust at:

                  Berger Institutional Products Trust
                  210 University Boulevard
                  Suite 900
                  Denver, Colorado  80206
                  Attention:  Jack R. Thompson, President
                  Phone: (303) 329-0200
                  Fax:   (303) 394-4397
                  with a copy to:

                  Davis, Graham & Stubbs LLP
                  370 Seventeenth Street
                  Suite 4700
                  Denver, Colorado  80202
                  Attention:  Lester R. Woodward
                  Phone: (303) 892-9400
                  Fax:   (303) 892-7400

         19. Certain Definitions. As used in this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the same meanings as when used in the 1940 Act (in each case as the 1940 Act is now in effect or hereafter may be amended) and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission (the "SEC") under the 1940 Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         20. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

         21. Miscellaneous. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this

Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         22. Form ADV. Berger hereby acknowledges receipt of the Form ADV, Part II which BIAM represents is the most recent version of such form which BIAM has filed with the SEC. BIAM will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Berger and to the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    BERGER LLC



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:   Authorized Signatory



                                    BANK OF IRELAND ASSET
                                    MANAGEMENT (U.S.) LIMITED



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:   Authorized Signatory



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:   Authorized Signatory

                                    Exhibit A

                        Sub-Advisory fee payable to BIAM


Average daily net asset value of the Fund.         Fee
==========================================         ===
First                              $ 50m          45 bps

Next                               $ 50m          40 bps

Excess                             $100m          30 bps

PROXY CARD (FOR PARTICIPATING INSURANCE COMPANIES)

                      BERGER/BIAM IPT - INTERNATIONAL FUND
               (AS SERIES OF BERGER INSTITUTIONAL PRODUCTS TRUST)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 5, 2000

     The undersigned shareholder of the BERGER/BIAM IPT - INTERNATIONAL FUND (the Fund), a series of Berger Institutional Products Trust (the Trust), a Delaware business trust, hereby appoints Jack R. Thompson, Janice M. Teague, Anthony R. Bosch and Sue Vreeland, or any one or more of them, with full power of substitution and revocation, the true and lawful proxies to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 5, 2000, at the offices of the Fund, 210 University Blvd., Suite 900, Denver, Colorado, at 11:00 a.m., Mountain time, and at any adjournments thereof. The undersigned authorizes and instructs the proxies to vote as indicated below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE TRUST. The proxies named will vote the shares represented by this Proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED FOR THE MATTERS PRESENTED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To approve a new Investment Advisory Agreement for the Fund with Berger LLC, as adviser.

               FOR                       AGAINST                  ABSTAIN
               [ ]                         [ ]                      [ ]
     ________________SHARES     ________________SHARES    ________________SHARES



2. To approve a new Sub-Advisory Agreement for the Fund between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.

               FOR                       AGAINST                  ABSTAIN
               [ ]                         [ ]                      [ ]
     ________________SHARES     ________________SHARES    ________________SHARES

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

     Please sign, date and return this proxy in the envelope provided.


Dated: ______________, 2000         -----------------------------------------
                                    Signature



                                    -----------------------------------------
                                    Title (If applicable)


                            VOTING INSTRUCTIONS CARD

THESE VOTING INSTRUCTIONS ARE SOLICITED BY _____________________ INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF BERGER INSTITUTIONAL PRODUCTS TRUST.

     The undersigned hereby instructs _________________ Insurance Company to vote shares of the BERGER/BIAM IPT - INTERNATIONAL FUND (the Fund), a series of Berger Institutional Products Trust (the Trust), a Delaware business trust, attributable to the undersigned's variable annuity or variable life insurance contract at the Special Meeting of Shareholders of the Fund to be held on May 5, 2000, at the offices of the Fund, 210 University Blvd., Suite 900, Denver, Colorado, at 11:00 a.m., Mountain time, and at any adjournments thereof, as indicated below.

PLEASE SIGN BELOW

Note: If a contract is held jointly, each contract owner should sign. If only one contract owner signs, his or her signature will be binding. If the contract owner is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


Dated: ______________, 2000         -----------------------------------------
                                    Signature


                                    -----------------------------------------
                                    Title (If applicable)



                                    -----------------------------------------
                                    Signature (If held jointly)


                                    ----------------------------------------
                                    Title (If applicable)


THESE VOTING INSTRUCTIONS, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THESE VOTING INSTRUCTIONS ARE EXECUTED AND NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED FOR BOTH PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2.

          TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. To approve a new Investment Advisory Agreement for the Fund with Berger LLC, as adviser.

               FOR                          AGAINST                     ABSTAIN
               [ ]                            [ ]                         [ ]


2. To approve a new Sub-Advisory Agreement for the Fund between Berger LLC and Bank of Ireland Asset Management (U.S.) Limited, as investment sub-adviser.

               FOR                          AGAINST                     ABSTAIN
               [ ]                            [ ]                         [ ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY _________ TO BE VOTED FOR THE MEETING TO BE HELD ON MAY 5, 2000.